EXHIBIT 10.3

AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT is entered into as of _____________, 2007, among ST. CLOUD CAPITAL PARTNERS, L.P. (“Senior Creditor”), and the subordinated creditors executing this Agreement (each hereinafter referred to as a “Subordinated Creditor” and collectively, as the “Subordinated Creditors”), and SBI Advisors, LLC, a California limited liability company, in its capacity as administrative agent for the Original Subordinated Creditors (“Administrative Agent”), in light of the following:

R E C I T A L S

A.  This Agreement amends and restates the Intercreditor and Subordination Agreement entered into as of February __, 2007, effective as of November 6, 2006, among (i) Senior Creditor, (ii) Hong Kong League Central Credit Union, a Hong Kong credit union (“HKLCCU”), (iii) Kershaw/Mackie & Company, a sole proprietorship (“KM&C”) (HKLCCU and KM&C are hereafter referred to as the “Original Subordinated Creditors.” For purposes hereof, the term “New Subordinated Creditors” means and refers to those Subordinated Creditors other than the Original Subordinated Creditors.

B.  Senior Creditor and SMALL WORLD KIDS, INC., a Nevada corporation (“Debtor”), have entered into that certain Note Purchase Agreement dated as of September 7, 2004 (as amended and modified by (i) that certain Amendment to Note Purchase Agreement dated as of July 20, 2005, (ii) that certain Second Amendment Note Purchase Agreement dated as of November 9, 2005, and (iii) that certain Third Amendment to Note Purchase Agreement dated as of May 31, 2006) (the “Note Purchase Agreement”).

C.  Pursuant to the Note Purchase Agreement, Senior Creditor made a loan to Debtor in the amounts set forth in the Note Purchase Agreement.

D.  To secure repayment of the amounts loaned to Debtor and performance of the other covenants, agreements and undertakings of Debtor under the Note Purchase Agreement, Debtor executed a Commercial Security Agreement pursuant to which Debtor granted to Senior Creditor a lien upon and security interest in certain “Collateral” as therein defined.

E.  The Original Subordinated Creditors have made loans to Debtor in the principal amount of $330,000 and the New Subordinated Creditors intend to make loans to Debtor in the minimum principal amount of $833,333 and the maximum principal amount of $1,333,333 (collectively, the “Subordinated Creditor Obligations”), and, as security for the prompt payment and performance of the Subordinated Creditor Obligations, Debtor has granted Subordinated Creditor a lien upon and security interest in certain property of Debtor, which property constitutes the Collateral.

F.  Debtor, Subordinated Creditors and Administrative Agent have requested that Senior Creditor consent to Debtor’s incurrence of the Subordinated Creditor Obligations and the grant to Subordinated Creditor of a security interest in property of Debtor which comprises the Collateral.

G.  On or about September 6, 2006, Debtor and KM&C entered into an agreement (the “KM&C Agreement”) pursuant to which KM&C agreed to provide certain services to Debtor in consideration for which Debtor agreed to pay certain fees and commissions to the KM&C as set forth in the KM&C Agreement.

H.  Senior Creditor, Subordinated Creditors, and the Administrative Agent wish to agree as to the respective rights of Senior Creditor and Subordinated Creditors to repayment by, and rights to, liens upon and security interests in the assets of Debtor, and as to certain other rights, priorities, and interests as between Senior Creditor and Subordinated Creditor.

A G R E E M E N T

In consideration of the foregoing, the mutual covenants contained herein, and for other good and valuable considerations, the receipt of which Senior Creditor and Subordinated Creditors hereby acknowledge, Senior Creditor, Subordinated Creditors and the Administrative Agent hereby agree as follows:

1.    Definitions. The following terms, as used in this Agreement, shall have the following meanings:

“Agreement” means this Amended and Restated Intercreditor and Subordination Agreement together with any and all amendments, extensions, modifications, riders, addenda, exhibits, and schedules hereto.

“Bankruptcy Case” means any proceeding commenced by or against Debtor, under any provision of the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, the appointment of a receiver, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, liquidation, dissolution, or the winding up of Debtor, or other similar relief, and all converted or succeeding cases in respect thereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. Section 101, et seq.) as amended, and any successor statute.

“Collateral” means all of Debtor’s presently existing and hereafter acquired personal property as described in the Commercial Security Agreement between Senior Creditor and Debtor.

“Enforcement Action” means any action by Subordinated Creditors or the Administrative Agent to enforce payment or performance by Debtor of any of its Subordinated Creditor Obligations or Subordinated Creditor Agreements, including, but not limited to, any of the following: (a) acceleration of the maturity of Subordinated Creditor Obligations; (b) commencement of, prosecution of, or participation in any lawsuit, action or proceeding, whether private, judicial, equitable, administrative, or otherwise (including the commencement or joining with any other creditors in the commencement of any Bankruptcy Case) against Debtor; (c) exercise of any right of setoff for the collection of any amounts due in respect of the Subordinated Creditor Obligations; (d) exercise of any Security Creditor Remedy; or (e) in the event of a Bankruptcy Case: (i) prosecuting a motion for relief from the automatic stay to exercise an Enforcement Action; (ii) objecting to Senior Creditor’s motion for relief from the automatic stay to foreclose on and sell any of the Collateral; (iii) seeking to provide debtor-in-possession loans or advances to Debtor wherein Senior Creditor’s liens would be subordinated in priority; (iv) seeking or acquiesce in any request to convert the Bankruptcy Case under chapter 11 of Title 11 of the Bankruptcy Code to a case under chapter 7 of Title 11 of the Bankruptcy Code; (v) seeking the appointment of a trustee or examiner with expanded powers for Debtor or any of its subsidiaries or affiliates, if any; (vi) opposing the confirmation of Debtor’s plan of reorganization if such action might adversely affect Debtor’s business or Debtor’s ability to repay the Senior Creditor Obligations. Notwithstanding the foregoing, none of the following shall constitute an “Enforcement Action” for purposes of this Agreement: (x) the delivery of any notice of default or other notice to Debtor pursuant to or in connection with the Subordinated Creditor Agreements, (y) the acceleration of the Subordinated Creditor Obligations if Senior Creditor has already notified Subordinated Creditors and Debtor in writing that it has accelerated the Senior Creditor Obligations and has not rescinded such notice in writing, (z) the filing by Subordinated Creditors of a proof of claim in a Bankruptcy Case, which proof of claim indicates Subordinated Creditors’ subordination hereunder.

“Secured Creditor” means either of Senior Creditor or Subordinated Creditors, or any successor or assignee of any of them, in its capacity as a secured creditor under the Senior Creditor Agreements or the Subordinated Creditor Agreements, respectively.

“Secured Creditor Remedies” means any action by a Secured Creditor in furtherance of the sale, foreclosure, realization upon, or the repossession or liquidation of any of the Collateral, including without limitation, (i) the exercise of any remedies or rights of a “Secured Creditor” under Division 9 of the UCC, such as, without limitation, the notification of account debtors; (ii) the exercise of any remedies available to a judgment creditor; or (iii) any other remedy available in respect of the Collateral available to such Secured Creditor under the Senior Creditor Agreements or the Subordinated Creditor Agreements, as the case may be.

“Senior Creditor Agreements” means, collectively, the Note Purchase Agreement, the Commercial Security Agreement and any other document, instrument, or agreement entered into by or in favor of Senior Creditor and Debtor in connection with the Senior Creditor Obligations and the Collateral, together with any amendments, replacements, substitutions, or restatements thereof.

“Senior Creditor Obligations” means any and all presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of Debtor owing to Senior Creditor under the Senior Creditor Agreements (including but not limited to debtor-in-possession loans or advances, any obligation to make adequate protection payments relative to proceedings involving the use of cash collateral or motions for relief from the automatic stay in a Bankruptcy Case, or otherwise, whether direct or indirect, contingent or of any other nature, character, or description, including all interest accruing after commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Debtor, including both amounts and interest that are allowable claims in such proceeding and all amounts and interest that, but for the provision of the Bankruptcy Code, would have accrued and become due).

“Subordinated Creditor Agreements” means, collectively, any other document, instrument, or agreement now existing or in the future entered into by or in favor of Subordinated Creditors and Debtor in connection with the Subordinated Creditor Obligations or the Collateral, together with any amendments, replacements, substitutes, or restatements thereof.

“Subordinated Creditor Obligations” means any and all presently existing or hereafter arising indebtedness, claims, debts, liabilities, and obligations of Debtor owing to Subordinated Creditor under the Subordinated Creditor Agreements, or otherwise, whether direct or indirect, whether contingent or of any other nature, character, or description (including all interest accruing after commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Debtor to the extent such interest is an allowable claim in any such proceedings).

“UCC” means the Uniform Commercial Code as adopted in the State of California, or in such other jurisdiction as governs the perfection of the liens and security interests in the Collateral for the purposes of the provisions hereof relating to such perfection or effect of perfection.

2.    Subordination and Standstill.

(a)   Indebtedness. Subordinated Creditors hereby subordinate any and all Subordinated Creditor Obligations to the Senior Creditor Obligations. Except as provided in Section 2(b) and 2(c) hereof, until the Senior Creditor Obligations has been indefeasibly paid in full, in cash, and the Senior Creditor Agreements have been irrevocably terminated, Subordinated Creditors and the Administrative Agent shall not accept or receive, by payment, setoff, or in any other manner, from Debtor or any other obligor under the Subordinated Creditor Obligations, the whole or any part of any sums, however such payments are characterized or denominated, including but not limited to payment of or for adequate protection in a Bankruptcy Case, which may now or hereafter be owing to Subordinated Creditors on account of the Subordinated Creditor Obligations. In the event that, notwithstanding the foregoing, Debtor shall make any payment to Subordinated Creditors prohibited by the foregoing provisions of this Section 2(a), then and in such event such payment shall be segregated by Subordinated Creditors and held in trust for the benefit of and immediately shall be paid over to Senior Creditor (in the same form received, with all necessary endorsements) for application against the Senior Creditor Obligations remaining unpaid until the Senior Creditor Obligations is indefeasibly paid in full, in cash, and the Senior Creditor Agreements have been irrevocably terminated. Notwithstanding any provision of this Agreement to the contrary, so long as the Senior Creditor Obligations have not been indefeasibly paid in full, Subordinated Creditors may accrue, but not accept or retain, default interest on or with respect to the Subordinated Creditor Obligations in the event of any default thereunder.

(b)    Payment of Interest and Legal Fees on Creditor Obligations. Notwithstanding any other provision of this Agreement, so long as no event of default has occurred in respect of the Senior Creditor Obligations, Debtor may pay to Subordinated Creditors, and Subordinated Creditors may accept from Debtor and retain, (i) monthly payments of contract rate (and not default rate) interest on account of the Subordinated Creditor Obligations, and (ii) reimbursement of legal fees and costs incurred or to be incurred with respect to the negotiation and execution of, and as permitted under, the Subordinated Creditor Agreements.

(c)    Exclusion for Payments under the KM&C Agreement. Notwithstanding any other provision of this Agreement, Debtor may make, and KM&C may receive, payments in accordance with the terms of the KM&C Agreement for services rendered by KM&C to Debtor in accordance therewith The term of the KM&C Agreement may, upon prior notice to Senior Creditor, be extended at any time or from time to time; provided, however, that any such extension or extensions, shall not, in the aggregate, operate to extend the term of the KM&C Agreement for a date more than one (1) year, and, further, provided, that such payment, and the frequency thereof, shall be limited to the amounts presently set forth in the KM&C Agreement without amendment, revision or modification thereof. During the term of the KM&C Agreement, and any extension thereof, KM&C shall provide copies of all billings to Debtor.

(d)    Enforcement. Until the Senior Creditor Obligations has been indefeasibly paid in full, in cash, and the Senior Creditor Agreements have been irrevocably terminated, Subordinated Creditors and the Administrative Agent shall not (i) commence, prosecute, or participate in any Enforcement Action, (ii) sell, assign, exchange, redeem, transfer, pledge, or grant a security interest in the Subordinated Creditor Obligations other than to pursuant to a transaction in which the buyer, assignee, transferee, pledgee or secured party acknowledges in writing and takes subject to this Agreement, (iii) incur any obligation to, or receive any loans, advances, or gifts from, Debtor except as permitted in Sections 2(b) and (c) hereof, or (iv) commence, prosecute, or participate in any action or proceeding that in Senior Creditor’s sole judgment might adversely affect Debtor’s business or Debtor’s ability to repay the Senior Creditor Obligations.

(e)   Guaranties. In the event Subordinated Creditors or the Administrative Agent acquire any guaranty with respect to the Subordinated Creditor Obligations, whether secured or unsecured, from any affiliate of Debtor, Subordinated Creditors and the Administrative Agent agree that all rights with respect to such guaranty (including any collateral therefor) shall at all times be junior, subordinate, and subject to the rights of Senior Creditor with respect to any guaranties (including any collateral therefor) Senior Creditor may receive from such affiliates with respect to the Senior Creditor Obligations.

3.   Permitted Liens and Relative Priorities. As between the Secured Creditors, notwithstanding:

(a)   the terms (including the description of collateral), dating, execution, or delivery of any document, instrument, or agreement, the time, order, occurrence, method, or manner of granting, or perfection of any security interest or lien, the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments, or agreements under the UCC or any other applicable law;

(b)   the existence of (or the order in which any Secured Creditor becomes a party to or a beneficiary of) any collateral agency arrangement with any party other than a Secured Creditor, or the appointment of such other party as a collateral agent to perfect the Secured Creditors’ liens and security interests, in all or any part of the Collateral;

(c)   the existence of any control agreement in favor of any Secured Creditor; or

(d)   whether the Subordinated Creditor Obligations or the liens or security interests securing the Senior Creditor Obligations, are held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, or discharged, or are set aside by a court of competent jurisdiction, including, without limitation, pursuant to any Bankruptcy Case;

(e)   any provision of the UCC or any other applicable statute, rule, laws, or court decision to the contrary, the Secured Creditors agree that, as to the Collateral of Debtor:

(i)   Senior Creditor shall have a security interest in and lien on the Collateral to secure the Senior Creditor Obligations which is prior to any security interest in and lien on the Collateral of the Subordinated Creditors; and

(ii)   Subordinated Creditors shall have a security interest in and lien on the Collateral to secure the Subordinated Creditor Obligations which is junior and subordinate to the lien and security interest therein of Senior Creditor.

For purposes of the foregoing allocation of priorities, any claim or a right to a set-off shall be treated in all respects as a security interest, and no claimed right of set-off shall be asserted to defeat or diminish the rights or priorities provided for herein.

4.   No Alteration of Priority. The lien and security interest priorities provided in Section 3 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, or refinancing of any of the Secured Creditor Obligations, nor by any action or inaction which either Secured Creditor may take or fail to take in respect of the Collateral, or otherwise. Each Secured Creditor consents to Debtor’s granting to each other Secured Creditor the liens and security interests reflected in Section 3. Subordinated Creditor agrees that it will not directly or indirectly take any action to contest or challenge the validity, legality, perfection, priority, avoidability, or enforceability of the liens or security interests of Senior Creditor upon the Collateral or seek to have the same avoided, disallowed, set aside, or otherwise invalidated in any judicial proceeding or otherwise.

5.   Perfection. Subordinated Creditors shall be solely responsible for perfecting and maintaining the perfection of their lien or security interest in any of the Collateral.

6.   Management of Collateral. Notwithstanding anything to the contrary contained in any of the Senior Creditor Agreements or the Subordinated Creditor Agreements, until the Senior Creditor Obligations has been indefeasibly paid in full, in cash, and the Senior Creditor Agreements have been irrevocably terminated: (i) Senior Creditor shall have the exclusive right to manage the Collateral, including the exclusive right to perform and enforce the terms of the Senior Creditor Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to Senior Creditor’s reasonable discretion, including, without limitation, the exclusive right to enforce or settle insurance claims with respect to the Collateral, to pay, compromise, or settle competing claims, liens, or security interests affecting the Collateral, to take or retake control or possession of the Collateral, and to hold, prepare for sale, sell, lease, or liquidate the Collateral; (ii) neither Subordinated Creditor nor any party acting on its behalf, shall exercise any Secured Creditor Remedies with respect to the Collateral; and (iii) any and all Collateral or proceeds thereof which shall come into the possession, control, or custody of Subordinated Creditors will be deemed to have been received for the account of Senior Creditor and shall be immediately delivered or paid, as applicable, over to Senior Creditor. In connection with the provisions of clause 6(i) above, Subordinated Creditors waive any and all rights to affect the method or challenge the appropriateness of any action by any Senior Creditor with respect to the Collateral, and waive any claims or defenses it may have against Senior Creditor, including any such claims or defenses based on any actions or omissions of any such person, in connection with the perfection, maintenance, enforcement, foreclosure, sale, liquidation, or release of any lien or security interest therein by Senior Creditor, or any modification or waiver of any Senior Creditor Agreements, except as provided or limited under this Agreement.

7.   Sale of Collateral. Until the Senior Creditor Obligations has been indefeasibly paid in full, in cash, and the Senior Creditor Agreements have been irrevocably terminated: (i) only Senior Creditor shall have the right to restrict or permit, or approve or disapprove, the sale or disposition of the Collateral; and (ii) Subordinated Creditor will, immediately upon the request of Senior Creditor, release, reconvey, or otherwise terminate its liens and security interests upon the Collateral, to the extent such Collateral is sold or disposed of by Debtor with the consent of Senior Creditor in accordance with the Senior Creditor Agreements, or is sold by or on behalf of Senior Creditor in connection with the exercise of its Secured Creditor Remedies, and Subordinated Creditors will promptly deliver (at Debtor’s expense) such release, reconveyance, and termination documents as Senior Creditor or any Debtor may reasonably require in connection therewith.

8.   Insurance. In the event of the occurrence of a fire or other casualty resulting in damage to all or any portion of any Collateral (collectively, a “Casualty”):

(a)   Subordinated Creditors and the Administrative Agent hereby waive any right to participate or join in any adjustment, compromise, or settlement of any claim resulting from a Casualty with respect to any Collateral;

(b)   all proceeds received or to be received on account of a Casualty shall be applied in the manner or manners provided for in the Senior Creditor Agreements; and

(c)   Subordinated Creditor and the Administrative Agent agree to execute and deliver to Senior Creditor any documents, instruments, agreements or further assurances reasonably required to effectuate any of the foregoing.

9.   Bankruptcy Issues.

(a)   This Agreement (including all rights and priorities set forth herein) shall continue in full force and effect upon the commencement of a Bankruptcy Case as contemplated under Section 510(a) of the Bankruptcy Code (all references herein to Debtor being deemed to apply to debtor as a debtor-in-possession and to a trustee for Debtor’s estate in a Bankruptcy Case), and irrespective of the terms of any plan of reorganization adopted therein, and shall apply with full force and effect with respect to all Collateral acquired by Debtor, and to all Senior Creditor Obligations and Subordinated Creditor Obligations incurred by Debtor, subsequent to such commencement.

(b)   If Debtor shall become subject to a Bankruptcy Case, and if Senior Creditor shall desire to permit the use of cash collateral or to provide or consent to any post-petition financing to Debtor, Subordinated Creditors and the Administrative Agent agree as follows: (i) adequate notice to each Subordinated Creditor and the Administrative Agent shall be deemed to have been provided for such use of cash collateral or post-petition financing if such Subordinated Creditor and the Administrative Agent receive notice thereof at least one business day prior to the earlier of (y) any hearing on a request to approve such use of cash collateral or post-petition financing or (z) the date of entry of an order approving the same; and (ii) no objection will be raised by such Subordinated Creditor or the Administrative Agent to any such use of cash collateral or such post-petition financing on any grounds, including, without limitation, the failure to provide adequate protection for the Subordinated Creditor’s junior liens and security interests in the Collateral, provided that Senior Creditor makes no objection if such Subordinated Creditor seeks to be granted the same rights, benefits, and protections as Senior Creditor, including the same liens and security interests on the post-petition Collateral, that may be granted to or for the benefit of Senior Creditor, junior only to the liens or security interests of Senior Creditor therein.

(c)   If Debtor shall become subject to a Bankruptcy Case, Subordinated Creditors and the Administrative Agent shall not (i) contest or object to any motion on behalf of any Senior Creditor for relief from the automatic stay in a Bankruptcy Case to exercise any rights with respect to the Collateral, including without limitation, foreclosure on and selling any of the Collateral; (ii) seek to provide debtor-in-possession loans or advances to any Debtor wherein Senior Creditor’s liens would be subordinated in priority; (iii) oppose the confirmation of any Debtor’s plan of reorganization if such action might adversely affect such Borrower’s business or ability to repay the Senior Debt; (iv) take an action against or vote a claim or right in connection with a plan of reorganization in a Bankruptcy Case of Borrower which Secured Creditor otherwise supports; or (v) take any other act in connection with any Bankruptcy Case that can directly or indirectly negatively affect the Collateral, the rights and remedies of Senior Creditor in such proceeds or with respect to the Collateral, or the exercise of such rights and remedies.

(d)   In the event of (i) any Bankruptcy Case, or (ii) any proceedings for voluntary liquidation, assignment for the benefit or creditors, dissolution, or other winding up of Debtor, then, in each case, (1) all Senior Creditor Obligations shall first be paid in full in cash before any payment is made by or on behalf of Debtor on the Subordinated Creditor Obligations; (2) any payment or distribution of any kind or character (whether in cash, securities, assets, by set-off, or otherwise), including but not limited to those intended to be for adequate protection (irrespective of whether an Event of Default has occurred) or as provided for in a plan of reorganization or otherwise, to which Subordinated Creditor would be entitled but for the provisions of this Agreement, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receive, a liquidating trustee, or otherwise, directly to Senior Creditor to the extent necessary to make payment in full in cash of all Senior Creditor Obligations remaining unpaid. In the event that, notwithstanding the provisions of this Agreement, Subordinated Creditor shall have received any payment or distribution of any kind or character (whether in cash, securities, assets, by setoff, or otherwise) that it is not entitled to receive by the foregoing provisions, before all Senior Creditor Obligations is paid in full, then and in such event such payment or distribution shall be segregated and held in trust for the benefit of and immediately shall be paid over to Senior Creditor for application against the payment of all Senior Creditor Obligations remaining unpaid until all such Senior Creditor Obligations shall have been indefeasibly paid in full, in cash, and all obligations of Senior Creditor to extend credit under the Senior Creditor Agreements have been irrevocably terminated.

10.   Notice of Default and Certain Events. Each Subordinated Creditor and the Administrative Agent shall promptly notify Senior Creditor in writing of the occurrence of any of the following as applicable to such Subordinated Creditor: (i) any default or event of default under the Subordinated Creditor Agreements; or (ii) the demand for payment of, acceleration of, or termination of any Subordinated Creditor Obligations.

11.   Further Assurances.

(a)   Additional Documents. Subordinated Creditors and the Administrative Agent agree to execute and deliver, upon the request of Senior Creditor, such documents and instruments (appropriate for filing, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understandings and agreements contained in this Agreement. Without limiting the foregoing, in the event that all or part of any of the Senior Creditor Obligations is hereafter refinanced, Subordinated Creditor and the Administrative Agent agree to enter into one or more new agreements with the refinancing lender or lenders on terms identical to those of this Agreement.

(b)   Attorney in Fact. Senior Creditor is hereby irrevocably constituted and appointed the attorney-in-fact of Subordinated Creditor on the Subordinated Creditor Obligations and to take all other action either in Senior Creditor’s name or in the name of Subordinated Creditors, which in Senior Creditor’s opinion is necessary or desirable to enable Senior Creditor to obtain all payments on the Subordinated Creditor Obligations(other than payments permitted to be paid to and accepted and retained by the Subordinated Creditors as provided in Sections 2(b) and 2(c) hereof) that are to be turned over to Senior Creditor pursuant to this Agreement, including, in the event of a Bankruptcy Case: (i) filing a proof of claim, or any other document required under the Bankruptcy Code, in such Bankruptcy Case; and (ii) voting any or all of Subordinated Creditors’ claims in such Bankruptcy Case; provided however, that in either case, such power shall only be exercised if Subordinated Creditor does not file a proper proof of claim or other document or vote its claim in the Bankruptcy Case, prior to 15 days before the expiration of time to file such claim or other document or to vote such claim, and in no event shall Senior Creditor be obligated to file such claim or document or vote such claim.

12.   Representations; Warranties. Subordinated Creditor and the Administrative Agent represent and warrant to Senior Creditor that: (a) Subordinated Creditor and the Administrative Agent are currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Senior Creditor Obligations; and that Subordinated Creditor and the Administrative Agent will continue to keep informed of Debtor’s financial condition and of all other circumstances which bear upon the risk of nonpayment of nonperformance of the Senior Creditor Obligations; (b) they have full right, power, and authority to enter into this Agreement and shall fully bind all such other parties; and (c) as of the date of this Agreement, the outstanding balance of the Subordinated Creditor Obligations is $_____________.

13.   Modification of Senior Creditor Obligations. Subordinated Creditors and the Administrative Agent agree that Senior Creditor shall have absolute power and discretion, without notice to Subordinated Creditors or to the Administrative Agent, to deal in any manner with the Senior Creditor Obligations, including, but not by way of limitation, the power and discretion to do any of the following: (a) any demand for payment of any Senior Creditor Obligations may be rescinded in whole or in part, and any Subordinated Creditor Obligations may be continued, and the Senior Creditor Obligations or the liability of Debtor upon or for any part thereof, or any Collateral or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, modified, accelerated, compromised, waived, surrendered, or released; and (b) the Senior Creditor Agreements may be amended, modified, supplemented, or terminated, in whole or in part, as Senior Creditor may deem advisable from time to time, and any Collateral may be sold, exchanged, waived, surrendered, or released. Subordinated Creditors and the Administrative Agent will remain bound under this Agreement, and the subordination provided for herein shall not be impaired, abridged, released, or otherwise affected notwithstanding any such renewal, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, or release. All dealings between Senior Creditor and Debtor shall be deemed to have been consummated in reliance upon this Agreement.

14.   Modification of Subordinated Creditor Obligations. No Subordinated Creditor Agreement may be amended or modified without the prior written consent of Senior Creditor.

15.   Subordinated Creditors’ and the Administrative Agent’s Waivers. Subordinated Creditor and the Administrative Agent: (a) waive any and all notice of the creation, modification, renewal, extension, or accrual of any of the Senior Creditor Obligations and notice of or proof of reliance by Senior Creditor upon this Agreement; (b) waive and agree not to assert against Senior Creditor any rights which a guarantor or surety could exercise, but nothing in this Agreement shall constitute Subordinated Creditors a guarantor or surety; (c) waive and agree not to assert any right of subrogation, contribution, reimbursement, or indemnity which it may have against Debtor arising directly or indirectly out of this Agreement; and (d) waive any right to compel Senior Creditor to marshal any of the Collateral or to seek payment from any particular assets of Debtor or from any third party.

16.   Continuing Agreement; Other. This Agreement shall be a continuing agreement, shall be irrevocable, and shall remain in full force and effect until the Senior Creditor Obligations has been indefeasibly paid in full, in cash. To the extent that the Debtor or any guarantor makes a payment on the Senior Creditor Obligations that is subsequently invalidated, declared to be fraudulent or preferential or set aside, or is required to be repaid to a trustee, receiver, or any other party under the Bankruptcy Code or any bankruptcy, insolvency, or reorganization act, state or federal law, common law or equitable cause, including, without limitation, any Bankruptcy Case (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Creditor Obligations that had previously been satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had not been made, and, an Event of Default shall be deemed to have existed and to be continuing under the Senior Creditor Agreements from the date of the Senior Creditor’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Senior Creditor. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Creditor Obligations. To the extent that the Subordinated Creditor or the Administrative Agent has received any payments with respect to the Subordinated Creditor Obligations subsequent to the date of the Senior Creditor’s initial receipt of such Voided Payment and such payments to the Subordinated Creditor have not been invalidated, declared to be fraudulent or preferential, or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law, or equitable cause, the Subordinated Creditor and the Administrative Agent shall be obligated and hereby agree that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Senior Creditor, and the Subordinated Creditor hereby agrees to pay to Senior Creditor, upon demand, the full amount so received by the Subordinated Creditor or the Administrative Agent to the extent necessary to fully restore to the Senior Creditor the amount of such Voided Payment.

17.   Parties Intended to be Benefited. All of the understandings, covenants, and agreements contained herein are solely for the benefit of Senior Creditor, Subordinated Creditors and the Administrative Agent, and there are no other parties, including Debtor or any of the creditors, successors, or assigns of Debtor, which are intended to be benefited, in any way, by this Agreement.

18.   No Limitation Intended. Nothing contained in this Agreement is intended to or shall affect or limit, in any way, the rights that the Secured Creditors have with respect to any third parties. The Secured Creditors hereby specifically reserve all of their respective rights against Debtor and all other third parties.

19.   Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties desires to give or serve upon the other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be delivered either in person, with respect acknowledged, or by regular, registered, or certified United States mail, postage prepaid, or by facsimile, addressed as follows or to the address set forth on the signature page hereto:

(a)   If to Senior Creditor, at:

ST. CLOUD CAPITAL PARTNERS, L.P.
10866 Wilshire Boulevard
Suite 1450
Los Angeles, CA 90024
Fax: (310)-475-0550
Attn: Robert Lautz

(b)   If to Subordinated Creditor, at:

Hong Kong League Central Credit Union
c/o SBI Advisors, LLC
610 Newport Center Drive, Suite 1205
Newport Beach, CA 92660
Fax: (949) 679-7280
Attn: David Wang

Kershaw/Mackie & Company
2405 South Broadway
Santa Ana, CA 92707
Fax: (714) 709-1842
Attn: David S. Kershaw

(c)   If to Administrative Agent, at:

SBI Advisors, LLC
610 Newport Center Drive, Suite 1205
Newport Beach, CA 92660
Fax: (949) 679-7280
Attn: Shelly Singhal

(d)   If to other Subordinated Creditors
(at address indicated on signature page)

Or at such other address as may be substituted by notice given as hereby provided. Giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or actually received via telefacsimile transmission, or three days after the same shall have been deposited in the United States mail.

20.   Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

21.   Jury Trial Waiver; Venue. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN THE PARTIES HERETO. NOTWITHSTANDING THE PLACE OF EXECUTION HEREOF, EACH PARTY HERETO AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

The parties to this Agreement prefer that any dispute between or among them be resolved in litigation subject to the above jury trial waiver. Litigation to resolve any dispute, claim, cause of action or controversy under this Agreement or any other document (each, a “Claim”) shall be conducted in the state or federal court in Los Angeles County (the “Court”). Notwithstanding the foregoing, nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral or obtain provisional remedies (including without limitation, requests for temporary restraining orders, preliminary injunctions, writs of possession, writs of attachment, appointment of a receiver, or any orders that a court may issue to preserve the status quo, to prevent irreparable injury or to allow a party to enforce its liens and security interests).

22.   Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the Secured Creditors and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof.

23.   Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of Senior Creditor and Subordinated Creditors. Each Subordinated Creditor agrees that it shall not assign or transfer any of its Subordinated Creditor Obligations or any of its rights under the Subordinated Credit Agreement (including any liens and security interests in the Collateral) without (i) prior notice being given to Senior Creditor and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement.

24.   Waivers, Amendments, Choice of Law, etc. Any waiver or amendment hereunder must be evidenced by a signed writing of a party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that actions may be tried and litigated in the state and federal courts located in the County of Los Angeles, in the State of California. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

25.   Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, “including” is not limiting, and “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified.

26.   Counterparts. This Agreement may be executed in any number of counterparts, and by Senior Creditor and Subordinated Creditor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first hereinabove set forth.

SENIOR CREDITOR:	ST. CLOUD CAPITAL PARTNERS, L.P.

By:

Title:

SUBORDINATED CREDITOR:	Hong Kong League Central Credit Union, a Hong Kong credit union

By:

Title:

Kershaw/Mackie & Company

By:

Title:

SBI Advisors, LLC, a California limited liability company

By:

Title:

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

OTHER SUBORDINATED CREDITORS:	SBI VENTURES, LLC

By: Name: Shelly Singhal Title: Manager

Address: 610 Newport Center Drive, Suite 1205 Newport Beach, CA 92660 Attention: Shelly Singhal Fax Number: (949) 679-7280

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	C. E. UNTERBERG, TOWBIN CAPITAL PARTNERS I, L.P.

By: Name: Title:

Address: 350 Madison Avenue New York, NY 10017 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF NEW YORK CITY

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	TRINAD CAPITAL MASTER FUND LTD.

By: Name: Title:

Address: 2121 Avenue of the Stars, Suite 1650 Los Angeles, CA 90067 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	DAVID MARSHALL, INC.

By: Name: Title:

Address: 9229 Sunset Boulevard, Suite 505 Los Angeles, CA 90069 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	THE LEVY FAMILY TRUST

By: Name: Title:

Address: 815 Moraga Drive Los Angeles, CA 90049 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	FINE FAMILY TRUST

By: Name: Debra Fine Title: Trustee

Address: 371 Dalkeith Avenue Los Angeles, CA 90049 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:	DENNIS L. PELINO FAMILY TRUST

By: Name: Dennis L. Pelino Title: Trustee

Address: c/o New China Media 10560 Wilshire Boulevard, Suite 1802 Los Angeles, CA 90024 Attention: ____________________ Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:
GEORGE KARFUNKEL
Address: 1671 52nd Street Brooklyn, NY 11204 Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF KINGS

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

OTHER SUBORDINATED CREDITORS:
YEHUDA NEUBERGER
Address: 224 Avenue J Brooklyn, NY 11230 Fax Number: ____________________

ACKNOWLEDGEMENT

STATE OF NEW YORK

COUNTY OF KINGS

On _________________________, before me, ____________________________________,
(insert name and title of the officer)

personally appeared ___________________________________________________________

____________________________________________________________________________

____________________________________________________________________________,

personally known to me (or provided to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same is his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _________________________________

(Seal)

[COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED INTERCREDITOR
AND SUBORDINATION AGREEMENT]

ACKNOWLEDGEMENT

The undersigned, SMALL WORLD KIDS, INC., a Nevada corporation (the “Debtor”) hereby acknowledges receipt of a copy of the foregoing Amended and Restated Intercreditor and Subordination Agreement and consents thereto, and agrees to recognize all rights granted thereby to the parties thereto, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in such Amended and Restated Intercreditor and Subordination Agreement. Debtor further acknowledges that Debtor is not an intended beneficiary under the Amended and Restated Intercreditor and Subordination Agreement.

Dated as of April 23, 2007.

SMALL WORLD KIDS, INC., a Nevada corporation

By:

Title: